UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3695

Waddell & Reed Advisors New Concepts Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2008

Waddell & Reed Advisors New Concepts Fund

CONTENTS

3	President's Letter
5	Manager's Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
12	Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
24	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Income Tax Information
33	Directors and Officers
40	Annual Privacy Notice
42	Proxy Voting Information
43	Quarterly Portfolio Schedule Information
44	Householding Notice
45	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors New Concepts Fund, Inc. prospectus and current Fund performance information.

President's Letter

      June 30, 2008

DEAR SHAREHOLDER:

A study this past winter by Standard & Poor's found that the U.S. stock market experienced more daily price volatility at the start of calendar year 2008 than at any point in the past seven decades. From our perspective, these do appear to be very challenging times for parts of the U.S. economy. At the same time, however, we are still seeing good long-term global growth, benefiting many American companies, and your investments.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the 2008 fiscal year. For the 12 months ended June 30, 2008, the S&P 500 Index fell 13.13 percent while the Lehman Brothers Aggregate Bond Index rose 7.13 percent.

We are grateful for your confidence in our long-term ability to manage your assets. This is a challenging time. Many economic negatives are on America's front porch: a level of price weakness and foreclosure activity in U.S. housing markets not seen since the 1930s; a global credit crunch driven by an implosion of the subprime mortgage market; a U.S. dollar that is worth much less than just a few years ago; record-setting energy and food prices; and the strong probability of a recession this year.

The positives are more subtle: exports are strong; farmers are enjoying great prices for grain. Alternative energy and related technologies such as solar and wind power are booming. Tourists are flocking to our shores to take advantage of our cheap currency to shop.

Financial conditions such as we have experienced in the first six months of 2008 are unusual, but they are not unprecedented. In fact, after the Panic of 1907 involving a Wall Street bank that speculated on copper, Congress created the Federal Reserve. It will be important for the Fed to strike the right balance between keeping inflation in check and providing sufficient liquidity for financially sound businesses to help lead the U.S. economy on a path to recovery.

Today, for many people it is more difficult to buy a home or expand a consumer-focused business than it was just a year ago. As shown in the Economic Snapshot table on page four, the U.S. economy at June 30, 2008 is not in as good a shape as it was 12 months earlier. Oil prices have nearly doubled. Inflation is at the highest level since 1991 while the nation's unemployment rate is also higher. Economic growth is weak.

Economic Snapshot
	6-30-2008	6-30-2007

U.S. unemployment rate	5.50%	4.50%
Inflation (U.S. Consumer Price Index)	5.00%	2.70%
U.S. GDP	1.90%	3.40%
30-year fixed mortgage rate	6.45%	6.63%
Oil price per barrel	$140.00	$70.68

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision.

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As we look ahead, we believe that the investing and economic climate will improve in time. With perseverance, initiative and ingenuity, we believe the strengths of our nation's character will surface and prosperity will be restored.

Our commitment

We believe that maintaining a well-rounded portfolio and prudent financial planning are essential elements for securing your long-term financial future. As investment managers since 1937, our organization has always been mindful that we are managing other people's money.

In this uncertain environment, we believe a very strong effort to manage risk takes precedence over the desire to maximize capital appreciation. With that approach in mind, we will strive to earn your continued confidence for many years to come.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund, and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of New Concepts Fund

      June 30, 2008

Below, Kimberly A. Scott, CFA, portfolio manager of Waddell & Reed Advisors New Concepts Fund, Inc., discusses positioning, performance and results for the fiscal year ended June 30, 2008. She has managed the Fund for seven years and has 21 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund fell 9.96 percent (Class A shares at net asset value) for the year ended June 30, 2008. By comparison, the Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid-cap sector of the stock market) decreased 6.43 percent and the Lipper Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives) declined 5.75 percent for the same period. Please note that the Fund returns include applicable fees and expenses, while index returns do not include any such fees.

Not enough energy, too much financial services

Our underweight position in the energy sector, along with an energy hedge that we employed, contributed significantly to the Fund's underperformance for the year. While our energy stocks continued to perform quite well, this was not sufficient to overcome our negative bias toward the group, as has been the case in the past. Our overweight exposure to the ailing financial services area, coupled with stock selection in both the financial services and consumer discretionary sectors, detracted from performance relative to the benchmark over the last 12 months. Ambac Financial Group, Inc., CME Group Inc., Coldwater Creek Inc., Meredith Corporation and Saks Incorporated were notably weak stocks for us in these sectors.

The Fund's investments in the industrials, information technology and health care sectors, along with our cash position, were the largest positive sources of return for the year relative to the benchmark. Our industrials holdings were particularly strong, led by Bucyrus International, Inc. and AECOM Technology Corporation, both beneficiaries of global demand for commodities and infrastructure. In information technology, Apple Inc. had another strong year, while Research in Motion Limited and Global Payments Inc. contributed nicely to returns. Apple Inc. and Research in Motion Limited were no longer in the Fund's portfolio at June 30, 2008.

With regard to health care, Millennium Pharmaceuticals, Inc., Kyphon Inc. and Cytyc Corporation were all strong performers, as they were all bought out by other health care firms during the year. Some weak names in the information technology and health care sectors included DealerTrack Holdings, Inc. (a new position in the Fund this year), TomoTherapy Incorporated and Hologic, Inc. (the company that acquired Cytyc Corporation)

A change in expectations

A year ago we believed there were more risks of negative consequences given the precarious balance at the time between the troubling domestic issues surrounding the housing and credit markets and the ongoing positive factors of emerging market growth. The stock market did trend positively into October of last year, but the balance began to tip negatively as the housing downturn worsened, the negative credit cycle intensified and inflation became a more glaring issue. The downfall of Bear Stearns was a temporary catharsis for the markets in mid-March, and they did manage to recover steadily into late spring. However, the unrelenting increase in the prices of oil and other commodities finally began to threaten not only the ailing U.S. economy, but the global economy as well. The outlook for corporate earnings clearly worsened as the year progressed, and the markets have suffered as a result. Frustrated investors are looking for a potential solution, as it is increasingly clear that the Federal Reserve has little power to alleviate the situation given the opposing problems of an ever-weakening U.S. economy and worrisome inflation that is being fueled by demand for common goods and services in locations far removed from our borders.

Our outlook

Areas of emphasis for the Fund last year relative to the benchmark included the health care, information technology, financial services and consumer staples sectors. We continue to favor information technology stocks, as we think technology companies will benefit as consumers and corporations

Top 10 Equity Holdings June 30, 2008
Company	Sector

Fastenal Company C. R. Bard, Inc. Henry Schein, Inc. Global Payments Inc. Microchip Technology Incorporated Noble Energy, Inc. IDEX Corporation NetApp, Inc. Stericycle, Inc. CME Group Inc.	Capital Goods Health Care Health Care Business Equipment and Services Technology Energy Capital Goods Technology Business Equipment and Services Financial Services

June 30, 2007
Company	Sector

Allergan, Inc. Northern Trust Corporation Apple Inc. Henry Schein, Inc. C.R. Bard, Inc. Synovus Financial Corp. Fastenal Company CME Group Inc. Paychex, Inc. eBay Inc.	Health Care Financial Services Technology Health Care Health Care Financial Services Capital Goods Financial Services Business Equipment and Services Business Equipment and Services

See your advisor or www.waddell.com for more information on the Fund's most recently published Top 10 Equity Holdings.

throughout the global economy begin to look for opportunities to improve productivity as a way to battle rising costs. We also continue to be overweight in the health care sector, although our position is smaller relative to the benchmark than at its peak last year. We also took the opportunity to trim some names whose future performance we questioned based on fundamental changes in the business and/or valuation factors. We intend to retain our overweight positions in both health care and consumer staples in front of our uncertainty about the overall economy. Also, we are beginning to focus our attention more on the consumer discretionary sector, where we feel there is an opportunity for improvement should energy prices and the economy take a more positive turn.

Elsewhere, the Fund is currently overweight in the financial services sector largely because of our interest in some of the beaten-down regional banks that we expect to be growth leaders as the credit crisis eases. However, we plan to proceed slowly, looking for more concrete indication that the crisis is abating. We like the industrials sector for the same reason we favor information technology: we think that companies there can deliver products and services that help others operate more efficiently. Given this, the Fund is slightly overweight in industrials. We anticipate that our energy weighting will climb to neutral, at best, from here; this is partly by default because of the rebalancing of the Russell Mid-Cap Growth Index at the end of the second quarter of 2008 that is resulting in a reduction in energy's share of the index. We are unlikely to move too aggressively to add to our energy weighting, however, as we expect the sudden and dramatic rise in the cost of oil to result in demand destruction around the globe, an effect that we believe will likely cause the price of oil to fall, taking with it energy stocks in the near to intermediate term.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. The sources of information for sector classification used above may be different than those used for Shareholder Summary and Financial Statement purposes.

The index noted is unmanaged and includes reinvested dividends.  One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors New Concepts Fund, Inc., Class A Shares(1)	$15,019
Russell Mid-Cap Growth Index	$15,898
Lipper Mid-Cap Growth Funds Universe Average	$17,861

		W&R ADVISORS NEW CONCEPTS FUND, CLASS A SHARES	RUSSELL MID-CAP GROWTH INDEX	LIPPER MID-CAP GROWTH FUNDS UNIVERSE AVERAGE

MARCH	1999	9,425	10,000	10,000
MARCH	2000	16,457	17,720	18,055
MARCH	2001	10,653	9,683	12,021
JUNE	2001	11,847	11,245	13,563
JUNE	2002	8,727	8,279	10,479
JUNE	2003	9,122	8,890	10,524
JUNE	2004	11,351	11,320	12,975
JUNE	2005	12,411	12,550	14,065
JUNE	2006	14,192	14,188	15,927
JUNE	2007	16,680	16,991	18,950
JUNE	2008	15,019	15,898	17,861

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-08	-15.13%	-14.20%	-10.79%	-9.65%
5-year period ended 6-30-08	9.19%	9.14%	9.43%	10.96%
10-year period ended 6-30-08	5.25%	––	––	6.33%
Since inception of Class(3) through 6-30-08	––	2.88%	3.00%	––

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B and Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

NEW CONCEPTS FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2008	Beginning Account Value 12-31-07	Ending Account Value 6-30-08	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A	$1,000	$879.70	1.44%	$6.77
Class B	1,000	874.60	2.49	11.62
Class C	1,000	875.80	2.38	11.07
Class Y	1,000	881.40	1.03	4.80
Based on 5% Return(2)
Class A	$1,000	$1,017.69	1.44%	$7.26
Class B	1,000	1,012.50	2.49	12.48
Class C	1,000	1,013.03	2.38	11.88
Class Y	1,000	1,019.73	1.03	5.15

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 182 days in the six-month period ended June 30, 2008, and divided by 366.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF NEW CONCEPTS FUND

Portfolio Highlights

On June 30, 2008, Waddell & Reed Advisors New Concepts Fund, Inc. had net assets totaling $1,221,339,919 invested in a diversified portfolio of:

88.89%	Domestic Common Stocks
8.76%	Cash and Cash Equivalents
2.35%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2008, your Fund owned:

Health Care Stocks	$14.46
Technology Stocks	$13.99
Business Equipment and Services Stocks	$13.92
Financial Services Stocks	$9.91
Retail Stocks	$9.16
Capital Goods Stocks	$9.08
Cash and Cash Equivalents	$8.76
Energy Stocks	$8.62
Consumer Nondurables Stocks	$5.61
Transportation Stocks	$3.57
Miscellaneous Stocks(1)	$2.92

(1)Includes $1.10 Consumer Durables Stocks, $1.34 Consumer Services Stocks and $0.48 Shelter Stocks.

The Investments of New Concepts Fund
June 30, 2008
COMMON STOCKS	Shares	Value

Banks - 4.45%
Marshall & Ilsley Corporation	420,000	$6,438,600
Northern Trust Corporation	179,000	12,267,765
Signature Bank*	451,000	11,606,485
Synovus Financial Corp.	1,414,000	12,344,220
Zions Bancorporation	371,000	11,705,050
		54,362,120
Beverages - 2.19%
Brown-Forman Corporation, Class B	353,750	26,732,888

Business Equipment and Services - 6.82%
AECOM Technology Corporation*	237,000	7,709,610
Akamai Technologies, Inc.*	727,000	25,321,410
Bucyrus International, Inc., Class A	168,000	12,259,800
DealerTrack Holdings, Inc.*	750,000	10,571,250
Stericycle, Inc.*	530,420	27,451,887
		83,313,957
Capital Equipment - 4.54%
Chicago Bridge & Iron Company N.V., NY Shares	224,000	8,919,680
Donaldson Company, Inc.	95,000	4,240,800
Dresser-Rand Group Inc.*	132,000	5,161,200
Graco Inc.	228,000	8,679,960
IDEX Corporation	773,175	28,483,767
		55,485,407
Computers - Peripherals - 4.07%
Data Domain, Inc.*	1,053,250	24,588,121
McAfee, Inc.*	350,000	11,910,500
Solera Holdings, Inc.*	476,000	13,166,160
		49,664,781
Cosmetics and Toiletries - 1.42%
Bare Escentuals, Inc.*	926,000	17,343,980

Electrical Equipment - 0.81%
Cooper Industries, Ltd., Class A	101,000	3,989,500
Hubbell Incorporated, Class B	149,000	5,940,630
		9,930,130
Electronic Components - 9.28%
Broadcom Corporation, Class A*	926,000	25,275,170
Linear Technology Corporation	362,000	11,786,720
Microchip Technology Incorporated	1,095,100	33,395,074
NetApp, Inc.*	1,270,900	27,508,631
PMC-Sierra, Inc.*	2,028,000	15,402,660
		113,368,255
Electronic Instruments - 0.64%
FLIR Systems, Inc.*	192,000	7,799,040

Farm Machinery - 0.51%
AGCO Corporation*	120,000	6,289,200

Food and Related - 2.00%
Wm. Wrigley Jr. Company	314,500	24,461,810

Forest and Paper Products - 0.48%
Sealed Air Corporation	309,000	5,874,090

Health Care - Drugs - 2.00%
Allergan, Inc.	469,000	24,411,450

Health Care - General - 9.59%
DENTSPLY International Inc.	688,500	25,360,898
Henry Schein, Inc.*	663,600	34,178,718
Hologic, Inc.*	1,209,200	26,384,744
Hospira, Inc.*	573,000	22,983,030
TomoTherapy Incorporated*	918,500	8,206,798
		117,114,188
Hospital Supply and Management - 2.87%
C. R. Bard, Inc.	398,000	35,004,100

Insurance - Property and Casualty - 1.29%
AXIS Capital Holdings Limited	530,000	15,799,300

Metal Fabrication - 3.22%
Fastenal Company	911,800	39,335,052

Motor Vehicle Parts - 0.44%
BorgWarner Inc.	122,000	5,414,360

Motor Vehicles - 0.66%
Harley-Davidson, Inc.	223,000	8,085,980

Petroleum - Domestic - 1.14%
XTO Energy Inc.	203,416	13,936,030

Petroleum - International - 2.62%
Noble Energy, Inc.	318,800	32,058,528

Petroleum - Services - 4.86%
BJ Services Company	379,000	12,105,260
Complete Production Services, Inc.*	440,400	16,039,368
National Oilwell Varco, Inc.*	177,000	15,703,440
Smith International, Inc.	186,000	15,464,040
		59,312,108
Publishing - 1.34%
Meredith Corporation	579,000	16,379,910

Restaurants - 2.23%
Chipotle Mexican Grill, Inc., Class A*	144,000	11,897,280
P.F. Chang's China Bistro, Inc.*	684,000	15,304,500
		27,201,780
Retail - Food Stores - 1.25%
Whole Foods Market, Inc.	644,000	15,233,820

Retail - General Merchandise - 1.23%
Saks Incorporated*	1,371,000	15,053,580

Retail - Specialty Stores - 4.45%
Coldwater Creek Inc.*	1,955,000	10,312,625
J. Crew Group, Inc.*	617,250	20,375,422
Urban Outfitters, Inc.*	757,000	23,595,690
		54,283,737
Security and Commodity Brokers - 4.17%
CME Group Inc.	71,300	27,321,447
TD Ameritrade Holding Corporation*	1,299,000	23,557,365
		50,878,812
Timesharing and Software - 7.10%
eBay Inc.*	818,000	22,343,670
Global Payments Inc.	727,000	33,878,200
Paychex, Inc.	783,000	24,503,985
Zebra Technologies Corporation, Class A*	182,000	5,936,840
		86,662,695
Trucking and Shipping - 3.57%
C.H. Robinson Worldwide, Inc.	420,200	23,037,465
Expeditors International of Washington, Inc.	478,000	20,570,730
		43,608,195

TOTAL COMMON STOCKS - 91.24%		$1,114,399,283

(Cost: $906,308,919)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Abbott Laboratories:
2.2%, 7-7-08	$3,000	2,998,900
2.17%, 7-23-08	5,000	4,993,370
Alcoa Incorporated,
2.85%, 7-9-08	5,000	4,996,833
Archer Daniels Midland Company,
2.27%, 7-8-08	10,000	9,995,586
BHP Billiton Finance (USA) B.V. (BHP Billiton Plc),
2.15%, 7-10-08	5,000	4,997,312
Clorox Co.,
2.8%, 7-8-08	6,475	6,471,475
Colgate-Palmolive Company,
2.15%, 7-30-08	10,000	9,982,681
Danaher Corporation,
2.16%, 7-1-08	10,000	10,000,000
Diageo Capital plc (Diageo plc),
3.15%, 7-1-08	2,132	2,132,000
Emerson Electric Co.,
2.16%, 7-7-08	5,000	4,998,200
Honeywell International Inc.,
2.23%, 7-16-08	10,000	9,990,708
Kellogg Co.,
2.95%, 7-2-08	4,971	4,970,593
Pfizer Inc.,
2.16%, 8-4-08	7,000	6,985,720
Procter & Gamble International Funding S.C.A. (Procter & Gamble Company (The)),
2.18%, 8-4-08	10,000	9,979,411
Walgreen Co.:
2.26%, 7-11-08	15,000	14,990,583
2.3%, 7-11-08	5,000	4,996,806

TOTAL SHORT-TERM SECURITIES - 9.29%		$113,480,178

(Cost: $113,480,178)

TOTAL INVESTMENT SECURITIES - 100.53%		$1,227,879,461

(Cost: $1,019,789,097)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.53%)		(6,539,542)

NET ASSETS - 100.00%		$1,221,339,919

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to Financial Statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to Financial Statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      NEW CONCEPTS FUND
      June 30, 2008
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,019,789) (Notes 1 and 3)	$1,227,879
Cash	8
Receivables:
Investment securities sold	4,981
Fund shares sold	999
Dividends and interest	769
Prepaid and other assets	58

Total assets	1,234,694

LIABILITIES
Payable to Fund shareholders	9,772
Payable for investment securities purchased	2,774
Accrued shareholder servicing (Note 2)	369
Accrued distribution and service fees (Note 2)	250
Accrued management fee (Note 2)	28
Accrued accounting services fee (Note 2)	22
Other	139

Total liabilities	13,354

Total net assets	$1,221,340

NET ASSETS
$1.00 par value capital stock:
Capital stock	$118,950
Additional paid-in capital	780,862
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(119)
Accumulated undistributed net realized gain on investment transactions	113,557
Net unrealized appreciation in value of investments	208,090

Net assets applicable to outstanding units of capital	$1,221,340

Net asset value per share (net assets divided by shares outstanding):
Class A	$10.31
Class B	$ 9.21
Class C	$ 9.31
Class Y	$10.78
Capital shares outstanding:
Class A	111,471
Class B	3,901
Class C	1,477
Class Y	2,101
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations
      NEW CONCEPTS FUND
      For the Fiscal Year Ended June 30, 2008
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $4)	$9,363
Interest and amortization	2,298

Total income	11,661

Expenses (Note 2):
Investment management fee	11,607
Shareholder servicing:
Class A	3,672
Class B	250
Class C	76
Class Y	40
Distribution and service fees:
Class A	3,221
Class B	448
Class C	167
Accounting services fee	260
Custodian fees	43
Legal fees	31
Audit fees	17
Other	377

Total	20,209
Less expenses in excess of limit (Notes 2 and 7)	(201)

Total expenses	20,008

Net investment loss	(8,347)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	221,126
Realized net loss on written options	(16,866)

Realized net gain on investments	204,260
Unrealized depreciation in value of investments during the period	(334,784)

Net loss on investments	(130,524)

Net decrease in net assets resulting from operations	$(138,871)

See Notes to Financial Statements.

Statement of Changes in Net Assets
      NEW CONCEPTS FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2008	2007

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(8,347)	$(5,540)
Realized net gain on investments	204,260	125,159
Unrealized appreciation (depreciation)	(334,784)	101,953

Net increase (decrease) in net assets resulting from operations	(138,871)	221,572

Distributions to shareholders from (Note 1E):(1)
Net investment income:
Class A	(––)	(––)
Class B	(––)	(––)
Class C	(––)	(––)
Class Y	(––)	(––)
Realized gains on investment transactions:
Class A	(90,727)	(––)
Class B	(3,785)	(––)
Class C	(1,303)	(––)
Class Y	(1,702)	(––)

	(97,517)	(––)

Capital share transactions (Note 5)	6,468	(121,187)

Total increase (decrease)	(229,920)	100,385
NET ASSETS
Beginning of period	1,451,260	1,350,875

End of period	$1,221,340	$1,451,260

Accumulated undistributed net investment loss	$(119)	$(93)

(1)See "Financial Highlights" on pages 20 - 23.

See Notes to Financial Statements.

Financial Highlights
      NEW CONCEPTS FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$12.27	$10.44	$9.13		$8.35		$6.71

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.04)	(0.02)		(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments	(1.05)	1.87	1.33		0.86		1.71

Total from investment operations	(1.12)	1.83	1.31		0.78		1.64

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(0.84)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.84)	(0.00)	(0.00)		(0.00)		(0.00)

Net asset value, end of period	$10.31	$12.27	$10.44		$9.13		$8.35

Total return(1)	-9.96%	17.53%	14.35%			9.34%	24.44%
Net assets, end of period (in millions)	$1,149	$1,350	$1,253		$1,159		$1,143
Ratio of expenses to average net assets including expense waiver	1.43%	1.43%	1.44%			1.51%	1.55%
Ratio of net investment loss to average net assets including expense waiver	-0.57%	-0.36%	-0.16%		-0.86%		-0.98%
Ratio of expenses to average net assets excluding expense waiver	1.44%	1.44%	1.44	%(2)	1.51	%(2)	1.55	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-0.58%	-0.37%	-0.16	%(2)	-0.86	%(2)	-0.98	%(2)
Portfolio turnover rate	43%	27%	21%			19%	29%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      NEW CONCEPTS FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2008		2007	2006		2005		2004

Net asset value, beginning of period	$11.16		$9.60	$8.48		$7.84		$6.38

Income (loss) from investment operations:
Net investment loss	(0.17	)(1)	(0.26)	(0.15)		(0.17)		(0.12)
Net realized and unrealized gain (loss) on investments	(0.94	)(1)	1.82	1.27		0.81		1.58

Total from investment operations	(1.11)		1.56	1.12		0.64		1.46

Less distributions from:
Net investment income	(0.00)		(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(0.84)		(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.84)		(0.00)	(0.00)		(0.00)		(0.00)

Net asset value, end of period	$9.21		$11.16	$9.60		$8.48		$7.84

Total return	-10.90%		16.25%	13.21%		8.16%		22.88%
Net assets, end of period (in millions)	$36		$53	$55		$52		$50
Ratio of expenses to average net assets including expense waiver	2.46%		2.47%	2.49%		2.63%		2.75%
Ratio of net investment loss to average net assets including expense waiver	-1.61%		-1.40%	-1.21%		-1.98%		-2.18%
Ratio of expenses to average net assets excluding expense waiver	2.47%		2.48%	2.49	%(2)	2.63	%(2)	2.75	%(2)
Ratio of net investment loss to average net assets excluding expense waiver	-1.62%		-1.41%	-1.21	%(2)	-1.98	%(2)	-2.18	%(2)
Portfolio turnover rate	43%		27%	21%		19%		29%

(1)Based on average shares outstanding.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      NEW CONCEPTS FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$11.26	$9.67	$8.53		$7.88		$6.40

Income (loss) from investment operations:
Net investment loss	(0.23)	(0.20)	(0.10)		(0.14)		(0.07)
Net realized and unrealized gain (loss) on investments	(0.88)	1.79	1.24		0.79		1.55

Total from investment operations	(1.11)	1.59	1.14		0.65		1.48

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(0.84)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.84)	(0.00)	(0.00)		(0.00)		(0.00)

Net asset value, end of period	$9.31	$11.26	$9.67		$8.53		$7.88

Total return	-10.79%	16.44%	13.36%		8.25%		23.13%
Net assets, end of period (in millions)	$14	$18	$19		$17		$15
Ratio of expenses to average net assets including expense waiver	2.35%	2.35%	2.37%		2.47%		2.59%
Ratio of net investment loss to average net assets including expense waiver	-1.50%	-1.28%	-1.09%		-1.82%		-2.01%
Ratio of expenses to average net assets excluding expense waiver	2.36%	2.36%	2.37	%(1)	2.47	%(1)	2.59	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-1.51%	-1.29%	-1.09	%(1)	-1.82	%(1)	-2.01	%(1)
Portfolio turnover rate	43%	27%	21%		19%		29%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      NEW CONCEPTS FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2008	2007	2006		2005		2004

Net asset value, beginning of period	$12.74	$10.80	$9.41		$8.57		$6.85

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	0.04		(0.02)		(0.05)
Net realized and unrealized gain (loss) on investments	(1.14)	1.95	1.35		0.86		1.77

Total from investment operations	(1.12)	1.94	1.39		0.84		1.72

Less distributions from:
Net investment income	(0.00)	(0.00)	(0.00)		(0.00)		(0.00)
Capital gains	(0.84)	(0.00)	(0.00)		(0.00)		(0.00)

Total distributions	(0.84)	(0.00)	(0.00)		(0.00)		(0.00)

Net asset value, end of period	$10.78	$12.74	$10.80		$9.41		$8.57

Total return	-9.65%	18.06%	14.77%		9.80%		25.11%
Net assets, end of period (in millions)	$22	$30	$24		$22		$22
Ratio of expenses to average net assets including expense waiver	1.04%	1.04%	1.04%		1.06%		1.06%
Ratio of net investment income (loss) to average net assets including expense waiver	-0.18%	0.03%	0.23%		-0.41%		-0.48%
Ratio of expenses to average net assets excluding expense waiver	1.05%	1.05%	1.04	%(1)	1.06	%(1)	1.06	%(1)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.19%	0.02%	0.23	%(1)	-0.41	%(1)	-0.48	%(1)
Portfolio turnover rate	43%	27%	21%		19%		29%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2008

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors New Concepts Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide growth of your investment. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise continue to qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. During the current fiscal year, the Fund instituted the provisions of Financial Accounting Standards Board No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). As required by FIN 48, management of the Fund periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of June 30, 2008, management believes that under this standard no liability for unrecognized tax positions is required. The Fund is subject to examination by U.S. federal and state authorities for returns filed for years after 2004. See Note 4 - Federal Income Tax Matters.

      E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At June 30, 2008, the Fund reclassified permanent differences relating to differing treatments for net operating losses. Paid-in capital, net assets and net investment loss were not affected by these reclassifications.

      F. New Accounting Pronouncements - In September 2006, Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in accordance with generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund will institute the expanded financial statement disclosure mandated by SFAS No. 157 during the fiscal year ending June 30, 2009. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (SFAS 161). SFAS 161 amends and expands disclosures about derivative instruments and hedging activities. SFAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Fund will institute SFAS 161 during the fiscal year ending June 30, 2010 and its potential impact, if any, on the financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 7), the fee is as follows: 0.83% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. During the fiscal year ended June 30, 2008, the amount of the management fee waived (in thousands) was $201.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee
Average Net Asset Level (in millions)				Annual Fee Rate for Each Level
From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee. The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which is non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries, not to exceed $1.50 per shareholder account per month. For Class Y shares, the Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,709,522. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended June 30, 2008, W&R received $1,922, $34,807 and $1,536 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,044,144 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2008 the Fund paid Directors' regular compensation of $84,676, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $563,327,048, while proceeds from maturities and sales aggregated $729,319,802. No U.S. government obligations were purchased or sold during the fiscal year ended June 30, 2008.

For Federal income tax purposes, cost of investments owned at June 30, 2008 was $1,048,258,984, resulting in net unrealized appreciation of $179,620,477, of which $303,160,780 related to appreciated securities and $123,540,303 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2008 and the related net capital losses and post-October activity were as follows:

Net ordinary income	$1,210,795
Distributed ordinary income	––
Undistributed ordinary income	1,210,795

Realized long-term capital gains	209,125,279
Distributed long-term capital gains	97,516,573
Undistributed long-term capital gains	140,816,424

Post-October losses deferred	––

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30
	2008	2007

Shares issued from sale of shares:
Class A	15,015	12,626
Class B	374	402
Class C	177	286
Class Y	117	289
Shares issued from reinvestment of dividend and/or capital gains distribution:
Class A	7,531	––
Class B	316	––
Class C	119	––
Class Y	138	––
Shares redeemed:
Class A	(21,086)	(22,608)
Class B	(1,532)	(1,368)
Class C	(480)	(568)
Class Y	(496)	(212)

Increase (decrease) in outstanding capital shares	193	(11,153)

Value issued from sale of shares:
Class A	$172,728	$141,179
Class B	3,849	4,088
Class C	1,836	2,909
Class Y	1,399	3,295
Value issued from reinvestment of dividend and/or capital gains distribution:
Class A	88,636	––
Class B	3,345	––
Class C	1,272	––
Class Y	1,702	––
Value redeemed:
Class A	(241,154)	(250,572)
Class B	(16,039)	(13,844)
Class C	(4,991)	(5,808)
Class Y	(6,115)	(2,434)

Increase (decrease) in outstanding capital	$6,468	$(121,187)

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received. Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase the Fund's exposure to the underlying security (or basket of securities). Purchasing put options and writing call options may decrease the Fund's exposure to the underlying security (or basket of securities). With written options, there may be times when the Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent the Fund enters into over-the-counter (OTC) option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions, for whatever reason, will be unable to meet their obligations under the terms of the transaction.

Transactions in written call options were as follows:

	Number of Contracts	Premium Received
Outstanding at June 30, 2007	371,070	$1,298,278
Options written	1,135,647	5,625,608
Options terminated in closing purchase transactions	(1,495,298)	(5,882,454)
Options exercised	(580)	(339,300)
Options expired	(10,839)	(702,132)

Outstanding at June 30, 2008	––	$––

NOTE 7 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Waddell & Reed Advisors New Concepts Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors New Concepts Fund, Inc. (the "Fund"), as of June 30, 2008, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors New Concepts Fund, Inc. as of June 30, 2008, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 15, 2008

Income Tax Information

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in 2009.

The Fund designated $97,516,573 as distributions of long-term capital gains. These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

The Board of Directors of Waddell & Reed Advisors New Concepts Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds (21 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc.* (25 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc.* The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (17 portfolios) and Ivy Funds, Inc. (12 portfolios).

Board members who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Directors) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex. Subject to the Director Emeritus and Retirement Policy, a Director serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

*Changed to Ivy Funds Variable Insurance Portfolios, Inc. effective July 31, 2008.

Disinterested Directors

Name, address and year of birth	Position(s) held with the Fund and Fund complex	Principal occupation during past 5 years	Other directorships held

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Fund Director since 2007 Director in Fund Complex since 2003
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents (2007 to present)
Director of Guaranty State Bank & Trust Co. (financial services), Director of Guaranty, Inc. (financial services); Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Fund Director since 1997 Director in Fund Complex since 1997	Professor of Law, Washburn School of Law (1988 to present)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Fund Director since 1997 Director in Fund Complex since 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Advisory Director, UMB Northland Board (financial services); Past President, Liberty Memorial Association (WWI National Museum) (2005-2007); Director, Northland Betterment Commission (community service)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Fund Director since 1998 Director in Fund Complex since 1998 Fund Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (arts trust) (until 2006); Professor, University of Utah (non-profit education) (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Fund Director since 1998 Director in Fund Complex since 1998
President and Chief Operating Officer, Graymark HealthCare (medical holding company) (2008); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma School of Law (1997 to 2008); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present); LSQ Manager, Inc. (2007 to present)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization (non-profit); Director, Norman Economic Development Coalition (non-profit); Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds (29 portfolios overseen)

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 1919	Fund Director since 1988 Director in Fund Complex since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm (for past 5 years); formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (financial services)

Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Fund Director since 2008 Director in Fund Complex since 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system); Director, Baylor Health Care System Foundation (health care)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Fund Director since 1983 Director in Fund Complex since 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus and CEO, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Fund Director since 1996 Director in Fund Complex since 1996	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust; Director, American Red Cross (social services); Director, Rockhurst University (education); Director, CarEntrust, Inc. (health care technology)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Fund Director since 1995 Director in Fund Complex since 1995
Chancellor Emeritus, University of Missouri at Kansas City (1999-present); Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen)

Interested Directors

Messrs. Avery and Herrmann are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund's investment manager, Waddell & Reed Investment Management Company (WRIMCO), the Fund's principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and the Fund's shareholder servicing and accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR. Mr. Hechler could be determined to be an interested Director if a prior business relationship with Waddell & Reed were deemed material.

Name, address and year of birth	Position(s) held with the Fund and Fund complex	Principal occupation during past 5 years	Other directorships held

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Fund Director since 2007 Director in Fund Complex since 2007
Chief Investment Officer (CIO) of WDR, WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR; Senior Vice President of WDR; Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present); Director of Research for WRIMCO and IICO (1987 to 2005)
Director of WDR, WRIMCO and IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Fund Director since 1998 Director in Fund Complex since 1998	Formerly, Consultant of WDR and Waddell & Reed (2001 to 2008); formerly, Director of WDR (until 2003)	None

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Fund President since 2001 Fund Director since 1998 Director in Fund Complex since 1998
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and CIO of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex
Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds (29 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address and year of birth	Position(s) held with the Fund	Principal occupation during past 5 years	Other directorships held

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Fund Vice President since 2006 Fund Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (financial services) (1994 to 2005)
None

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Fund Vice President since 2006 Fund Treasurer since 2006 Fund Principal Accounting Officer since 2006 Fund Principal Financial Officer since 2007
Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003)
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Fund Vice President since 2000 Fund Assistant Secretary since 2006 Fund Associate General Counsel since 2000
Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Fund Vice President since 2006 Fund Chief Compliance Officer since 2004
Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Fund Vice President since 2000 Fund General Counsel since 2000 Fund Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family
Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Opportunities Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1012A (6-08)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2008, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2007	$22,200
		2008	12,400

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2007	$1,800
		2008	1,900

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2007	$2,650
		2008	2,000

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2007	$1,080
		2008	980

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$5,530 and $4,880 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $122,800 and $132,631 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors New Concepts Fund, Inc.
(Registrant)

By /s/Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 5, 2008

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 5, 2008